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                                                                   EXHIBIT 10.33

                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT, dated as of September 28, 2001, is made and entered into by and between SHEFFIELD PHARMACEUTICALS, INC., a Delaware corporation ("Borrower"), and INPHARZAM INTERNATIONAL, S.A., a Swiss corporation ("Lender").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, Borrower desires to borrow $2,500,000 from Lender, and Lender is willing to make such loan to Borrower, on the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 DEFINED TERMS. The following terms when used in this Agreement shall have the following meanings:

         "Agreement" means, on any date, this Loan and Security Agreement as originally in effect on the hereof and as thereafter from time to time amended, supplemented or otherwise modified and in effect on such date.

         "Authorized Officer" means Borrower's officers whose signatures and incumbency shall have been certified to Lender pursuant to Section 4.1(d).

         "Borrower" is defined in the preamble.

         "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York, U.S.

         "Change in Control" means the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 50% or more of the outstanding shares of voting stock of Borrower.

         "Collateral" is defined in Section 3.1.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Default Rate" means 15% per annum.

         "Disbursement" is defined in Section 2.1.


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         "Dollar" and the sign "$" mean lawful money of the United States.

         "Event of Default" is defined in Section 8.1.

         "Initial Disbursement" is defined in Section 2.1.

         "Instrument" means any contract, agreement, indenture, mortgage, document or writing (whether by formal agreement, letter, or otherwise) under which any obligation is evidenced, assumed or undertaken, or any Lien (or right or interest therein) is granted or perfected.

         "Lender" is defined in the preamble of this Agreement.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

         "Loan" is defined in Section 2.1.

         "Loan Document" means this Agreement, the Note and each other agreement, document or Instrument executed and delivered in connection with this Agreement, as any and all of the foregoing may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with the provisions hereof and thereof.

         "Loan Rate" means 2.0% per annum.

         "Note" means the promissory note of Borrower payable to Lender, in the form of Exhibit A hereto (as such promissory note may be amended, supplemented, endorsed or otherwise modified from time to time), evidencing the Loan, and any other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Obligations" means all obligations (monetary or otherwise) of Borrower, however created, arising, or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with this Agreement, the Note or any other Loan Document.

         "Organic Document" means Borrower's certificate of incorporation, bylaws and all stockholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

         "Person" means any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "UCC" shall mean the Uniform Commercial Code as in effect from time to time and enacted in the State of New York, U.S.

         "United States" or "U.S." means the United States of America.

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         1.2 USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Note and each Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         1.3 CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article are references to such Article of this Agreement or such other Loan Document, as the case may be.


                                   ARTICLE II

                                      LOAN

         2.1 LOAN. Subject to the terms and conditions hereof, Lender shall make a term loan (the "Loan") to Borrower. The principal amount of the Loan shall be Two Million Five Hundred Thousand Dollars ($2,500,000), and shall be disbursed as follows (each, a "Disbursement"):

                  (a) $1,000,000 upon execution of this Agreement and fulfillment of all conditions set forth in Article IV hereof (the "Initial Disbursement");

                  (b) $1,000,000 on January 1, 2002; and

                  (c) $500,000 on April 1, 2002.

         2.2 NOTE. The Loan shall be evidenced by the Note. The Note shall be of even date herewith, shall bear interest at the rates and be repayable as to principal and interest in accordance with the terms hereof and as specified in the Note. In the event of any conflict between the provisions hereof and those set forth in the Note, the provisions in this Agreement shall control.

         2.3 PREPAYMENTS. Borrower may, at its option, prepay the Loan in whole at any time or in part from time to time, free of any prepayment penalties or premiums. All amounts paid by Borrower to Lender shall first be applied to any outstanding taxes, fees, penalties, charges and assessments due Lender, then to interest accrued but unpaid and then to principal.


                                   ARTICLE III

                               SECURITY AGREEMENT

         3.1 SECURITY INTEREST. To secure the prompt payment of the Loan and the performance of Borrower's other Obligations under this Agreement, Borrower hereby irrevocably grants to Lender a first and continuing security interest in the Sublicensed Patent Rights, as that term is defined in the Sublicense and Development Agreement (the "Sublicense Agreement"), dated June 15, 1998, between Borrower and Lender, as amended (the "Collateral").

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         3.2 TITLE, SUBORDINATION, ETC. Borrower has and shall retain all rights necessary or appropriate to grant Lender the first security interest and other rights in the Collateral contained herein free and clear of all liens, claims, security, interests and other encumbrances, except those created hereby in favor of Lender and any pre-existing rights of Siemens Aktiengesellschaft Keramik and Porzellanwerk ("Siemens") as owner of some or all of the Sublicensed Patent Rights, and Borrower shall warrant and defend its right, title and/or interest in and to the Collateral, subject to the rights of Lender and/or Siemens, against the claims and demands of all Persons whomsoever. Without limiting the generality of the foregoing, Borrower shall not pledge, assign or otherwise encumber, or permit any Liens or security interests to attach to, any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process; provided, however, that Borrower shall:

                  (a) be permitted to sublicense the Collateral, or any part thereof, to one or more bona fide third parties, provided that such sublicenses are negotiated at arms-length on commercially reasonable terms. In the event that such a sublicense is granted, the security interest granted to the Lender in this Agreement shall for the duration of the sublicense no longer be applicable to that portion of the Collateral licensed to the third-party, and Lender shall have a first and continuing security interest in and to the sublicense and all proceeds of the sublicense received or to be received by the Borrower (including without limitation all royalty payments and milestone payments), and in and to any other sublicenses, and the proceeds of any other sublicenses, granted subsequently with respect to that portion of the Collateral, such that upon an Event of Default (as defined in Section 8.1 of this Agreement), Lender shall be entitled to such proceeds, until such time as all principal and interest amounts due to the Lender under the Note are paid; and

                  (b) be permitted to incur indebtedness to any bank or institutional lender which would constitute Senior Indebtedness, as defined herein, which Senior Indebtedness shall be senior to the payment obligations of Borrower to Lender hereunder and pursuant to the Note, and in connection with such Senior Indebtedness Borrower may pledge, assign or permit a security interest to attach to the Collateral. For purposes of this subsection (b), Senior Indebtedness shall mean (i) all principal of and interest and other obligations arising on or with respect to debt of the Borrower to any bank or other institutional lender, including but not limited to all renewals, extensions, restructurings and guarantees, from time to time, of the foregoing.

         3.3 TAXES AND LIENS. Borrower shall immediately notify Lender in the event there ever arises against any of the Collateral any lien, assessment or tax or other liability, whether or not entitled to priority over Lender's security interest hereunder. In any such event, whether or not such notice is given Lender shall (unless such lien, assessment, tax or other liability is the subject of an appeal by Borrower and an appropriate bond has been posted to stay the effect of any resulting lien) have the right (but shall be under no obligation) to pay any tax or other liability of Borrower deemed by Lender in good faith to affect Lender's interests hereunder. Borrower shall repay to Lender on demand all sums which Lender shall have paid under this section in respect of taxes or other liabilities of Borrower, with interest thereon at the Loan Rate, and Borrower's liability to Lender for such repayment with interest shall be included in the Obligations. Lender shall be subrogated to the extent of any such payment by it to all the rights and liens of the lienholder against Borrower's assets.

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         3.4 LOCATIONS. Borrower agrees to notify Lender promptly in the event of a change in the location of any place of business or the establishment of any additional place of business of Borrower.

         3.5 FURTHER ASSURANCES. Borrower shall execute and deliver to Lender from time to time all such other agreements, instruments and other documents (including without limitation all requested financing and continuation statements) and do all such other further acts and things as Lender may reasonably request in order to further evidence or carry out the intent of this Agreement or to perfect the liens and security interest created hereby or intended so to be.

         3.6 POWER OF ATTORNEY. Borrower hereby irrevocably appoints any officer, employee or agent of Lender as Borrower's true and lawful attorney-in-fact with power, upon the occurrence of an Event of Default and failure to cure such Event of Default within a five (5) day period, to (i) endorse Borrower's name upon any notes, checks, drafts, money orders, or other instruments of payment that may come into Lender's possession and which constitute Collateral or proceeds of any Collateral; (ii) sign and endorse Borrower's name upon any documents of title, invoices, freight or express bills, assignments, verifications and notices in connection with any of the Collateral, and any instruments or documents relating thereto or to Borrower's rights therein; and (iii) execute in Borrower's name and file one or more financing statements covering the Collateral. Any such attorney of Borrower shall have full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as Borrower might do, and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.


                                   ARTICLE IV

                           CONDITIONS TO DISBURSEMENTS

         4.1 CONDITIONS TO INITIAL DISBURSEMENT. Lender's obligation hereunder to advance funds with respect to the Initial Disbursement to Borrower is conditioned upon Borrower's delivery to Lender of each of the following, in such form and substance as is satisfactory to Lender in its sole discretion:

                  (a) A duly executed Note and all other Loan Documents as may be reasonably required by Lender;

                  (b) Evidence satisfactory to Lender that Borrower is organized and in good standing in the State of Delaware and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification;

                  (c) Copies of Borrower's Organic Documents certified by the Secretary of Borrower as true and correct as of the date of the execution of this Agreement by Lender;

                  (d) Certificates of the Secretary of Borrower, dated as of the date of this Agreement, as to incumbency and signatures of the officers of Borrower executing this Agreement, any of the other Loan Documents and any other certificates or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary;

                  (e) Resolutions of Borrower's board of directors, certified by the Secretary of Borrower, duly adopted and in full force and effect on the date of this Agreement, authorizing (i) the execution, delivery and performance of this Agreement and all other Loan Documents, (ii) the borrowings hereunder and the performance by Borrower of all actions contemplated by this Agreement and the other Loan Documents, (iii) the granting of the Liens provided for in this Agreement, and (iv) specific officers to execute and deliver this Agreement, the other Loan Documents and all other related documents and instruments; and

                  (f) Acknowledgment copies of properly filed UCC financing statements (Form UCC-l), dated a date reasonably near to the date of the Note, or such other evidence of filing as may be acceptable to Lender, naming Borrower as the debtor and Lender as the secured party, or other similar instruments or documents, filed under the UCC of all jurisdictions as may be necessary or, in the opinion of Lender, desirable to perfect the security interest of Lender pursuant to this Agreement.

         4.2 CONDITIONS TO ALL DISBURSEMENTS. Lender's obligation hereunder to advance funds with respect to the Initial Disbursement and any subsequent Disbursements, is conditioned upon Borrower's satisfaction of each of the following conditions precedent upon each such Disbursement:

                  (a) No Event of Default and no event which, upon the lapse of time or the giving of notice or both, would become an Event of Default shall have occurred and be continuing;

                  (b) The representations and warranties contained in this Agreement, the Note and all other Loan Documents shall be true and correct;

                  (c) With respect to the license agreement between Borrower and Siemens, Borrower shall not agree to any material amendments that affect the Collateral without the prior approval of Lender, which approval may not be unreasonably withheld; and

                  (d) Borrower shall have delivered to Lender a certificate executed by an Authorized Officer of Borrower confirming the statements made in subsections (a), (b) and (c) above.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Agreement and to make Disbursements hereunder, Borrower represents and warrants unto Lender as set forth in this Article V, as of the date hereof and the date of each Disbursement.

         5.1 ORGANIZATION, ETC. Borrower is a corporation validly organized and existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document, to obtain loans, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

         5.2 DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by Borrower of each Loan Document executed or to be executed by it is within Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not:

                  (a) contravene Borrower's Organic Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting Borrower; or

                  (c) result in, or require the creation or imposition of, any Lien on Borrower's properties.

         5.3 GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by Borrower of any Loan Document.

         5.4 VALIDITY, ETC. This Agreement constitutes, and each other Loan Document executed by Borrower shall, on the due execution and delivery thereof, constitute, the legal, valid and binding obligation of Borrower enforceable in accordance with its respective terms.

         5.5 COMPLIANCE WITH APPLICABLE LAWS. Borrower is in compliance with the requirements of all applicable laws, rules, regulations and orders of all governmental authorities, a breach of which would materially and adversely affect Borrower's business, credit, operations, financial condition or prospects.

         5.6 REGULATIONS U AND X. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of the Loan will be used for a purpose which violates, or would be inconsistent with, Federal Reserve Board Regulation U or X.

         5.7 ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously furnished by or on behalf of Borrower in writing to Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of Borrower to Lender shall be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

                                   ARTICLE VI

                                    COVENANTS

         6.1 AFFIRMATIVE COVENANTS. Borrower agrees with Lender that, until all Obligations incurred by Borrower in relation to the Loan have been finally paid and performed in full, Borrower shall perform the obligations set forth in this
Section 6.1.

                  (a) MAINTENANCE OF PROPERTIES. Borrower shall maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless Borrower determines in good faith that the continued maintenance of any of its properties is no longer economically desirable. Nothing in this Agreement shall be construed as obligating Borrower to file any patent or trademark applications, to continue the prosecution of any patent or trademark application or to maintain any issued patent or registered trademark.

                  (b) BOOKS AND RECORDS. Borrower shall keep books and records which accurately reflect all of its business affairs and transactions and permit Lender or any of its representatives, twice a year (a) to visit all of its offices, (b) to discuss its financial matters with its officers and independent public accountants (and Borrower hereby authorizes such independent public accountants to discuss Borrower's financial matters with Lender or its representatives whether or not any representative of Borrower is present) and
(c) to examine any of its books or other corporate records.

         6.2 NEGATIVE COVENANTS. Borrower agrees with Lender that, until all Obligations incurred by Borrower in relation to the Loan have been finally paid and performed in full, Borrower shall perform the obligations set forth in this
Section 6.2.

                  (a) DIVIDENDS. Borrower shall not declare or pay any dividend or other distribution to its stockholders other than dividends payable in shares of preferred stock of Borrower.

                  (b) MERGER. Borrower shall not, without prior written consent of Lender, consolidate with, merge into or with, or sell all or substantially all of its assets to any other corporation or other entity, unless such surviving or acquiring entity (i) shall assume the Obligations of Borrower hereunder and pursuant to the Note or (ii) Borrower or such surviving or acquiring entity shall pay all sums due under the Note prior to or contemporaneous with the closing of such consolidation, sale or merger.


                                   ARTICLE VII

                                      TERM

         7.1 SURVIVAL OF OBLIGATIONS UPON TERMINATION OF FINANCING ARRANGEMENT. No termination or cancellation (regardless of cause or procedure) of the financing under this Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of Borrower or the rights of Lender relating to any transaction or event occurring prior to such termination. All undertakings, agreements, covenants, warranties and

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representations contained in this Agreement shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been paid in full in accordance with the terms of the agreements creating such Obligations, at which time the same shall terminate.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         8.1 LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default":

                  (a) Borrower fails to make any payment of principal, interest or other amount when due under this Agreement, the Note or any other Loan Document.

                  (b) Borrower fails to observe and perform any of the covenants or agreements on its part to be observed or performed under this Agreement, the Note, any other Loan Document or any other agreement between Borrower and Lender, including without limitation the Sublicense Agreement.

                  (c) Any representation or warranty of Borrower under this Agreement, the Note or any other Loan Document shall be untrue in any material respect.

                  (d) Borrower (i) applies for or consents to the appointment of a receiver, trustee or liquidator of itself or any of its property, (ii) admits in writing its inability to pay debts as they mature, (iii) makes a general assignment for the benefit of creditors, (iv) is adjudicated bankrupt or insolvent, (v) files a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (vi) takes any action for the purpose of effecting any of the foregoing.

                  (e) Any order, judgment or decree is entered by any court of competent jurisdiction (i) approving a petition seeking reorganization of Borrower or all or a substantial part of the assets of Borrower, or (ii) appointing a receiver, sequester, trustee or liquidator of Borrower or any of its property, and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days or more.

                  (f) The occurrence of any event which would constitute an event of default under any other Loan Document.

         8.2 REMEDIES UPON DEFAULT. If any Event of Default shall occur for any reason, whether voluntary or involuntary, Lender may declare all unpaid Obligations of Borrower hereunder and under the Note and/or any other Loan Document immediately due and payable, and Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and Lender may at its option exercise from time to time any and all rights and remedies available to it under the

Uniform Commercial Code or otherwise, including the right to collect, assemble, receipt for, adjust, modify, repair, refurnish or refurbish (but without any obligation to do so) or foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and Borrower agrees that Lender or its nominee may become the purchaser at any such sale or sales. Borrower agrees that l0 days shall be reasonable prior notice of the date of any public sale or other disposition of all or any part of the Collateral, or of the date on or after which any private sale or other disposition of the same may be made. All rights and remedies granted Lender hereunder or under any other agreement between Lender and Borrower shall be deemed concurrent and cumulative and not alternative, and Lender may proceed with any number of remedies at the same time or at different times until all the Obligations are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of or an election against any other right or remedy. Borrower shall pay to Lender on demand any and all expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by Lender with interest at the Default Rate (i) in the prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Obligations, the Collateral or any of Lender's rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of any of the Collateral, the incurring of all of which are hereby authorized to the extent Lender deems the same advisable. Borrower's liability to Lender for any such payment with interest shall be included in the Obligations.


                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         9.1 WAIVERS, AMENDMENTS, ETC. The provisions of this Agreement, the Note and of each other Loan Document may from time to time be amended, modified or waived, only if such amendment, modification or waiver is in a writing signed by Borrower and Lender. No failure or delay on the part of Lender or the holder of the Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Lender or the holder of the Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         9.2 NOTICES. All notices and other communications required or permitted to be given under or in connection with this Agreement, the Note or any other Loan Document shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), express courier service (signature required), telexed, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

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         If to Lender:

                  Inpharzam International, S.A.
                  Via Industria 1
                  6814 Cadempino, Switzerland
                  Attn:  Managing Director
                  Fax: 011-4191966351

                  with copies to:

                  Zambon Group, SPA
                  20091 Bresso
                  Via Lillo del Duca, 10
                  Milan, Italy
                  Attn:  Chairman

                  Spencer W. Franck, Jr., Esq.
                  Saul Ewing LLP
                  1200 Liberty Ridge Drive, Suite 200
                  Wayne, PA  19087-5055
                  Fax: 610 408-4405

         If to Borrower:

                  Sheffield Pharmaceuticals
                  14528 South Outer Forty Road, Suite 205
                  St. Louis, MO  63017-5785
                  Attn:  Chairman
                  Fax:  314-579-9799

                  with a copy to:

                  Adolfo R. Garcia, P.C
                  McDermott, Will & Emery
                  28 State Street
                  Boston, MA 02109-1775
                  Fax: 617-535-3800

         9.3 COSTS. Borrower agrees to pay, and to save Lender harmless from all liability for, any stamp, documentary or other taxes which may be payable in connection with the execution or delivery of this Agreement and/or any other Loan Document, the borrowings hereunder or the issuance of the Note. Borrower also agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by Lender in connection with the enforcement of any Obligations.

         9.4 ASSIGNMENT. Except with the prior written approval of Lender, Borrower may not assign any of its rights or obligations under this Agreement or any of the Loan Documents. Lender may assign all of its rights and obligations under this Agreement or any of the Loan Documents to any Person, its successors and assigns. Any attempted assignment in violation of this Section 9.4 shall be null and void.

         9.5 SURVIVAL. The representations and warranties made by Borrower in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

         9.6 SEVERABILITY. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         9.7 HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         9.8 EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         9.9 GOVERNING LAW; ENTIRE AGREEMENT. This Agreement, the Note and each other Loan Document shall each be deemed to be a contract made under and governed by the internal laws of the State of New York, U.S. without giving effect to it principles of conflicts of law. This Agreement, the Note and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto. The parties hereto specifically agree to waive all rights to rely on or enforce any oral statements made prior to or subsequent to the execution of this Agreement.

         9.10 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         9.11 JURISDICTION. Each party hereby consent that it shall be subject to jurisdiction in the State of New York, U.S. in any legal proceeding or equitable action that relates in any way to this Agreement, the Note or any other Loan Document, and further consents to venue for any such proceeding or action in the state courts of the State of New York and/or the United States District Court for the Southern District of New York.

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


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

[CORPORATE SEAL]

                                            SHEFFIELD PHARMACEUTICALS, INC.

Attest:

By:                                         By /s/ Thomas M. Fitzgerald
    ---------------------------------       ------------------------------------
Name:                                       Name:  Thomas M. Fitzgerald
      -------------------------------       Title: Chairman
Title:
       ------------------------------


[CORPORATE SEAL]

                                            INPHARZAM INTERNATIONAL, S.A.

Attest:

By:                                         By /s/ Roberto Rettani
    ---------------------------------       ------------------------------------
Name:                                       Name:  Roberto Rettani
      -------------------------------       Title: Vice President
Title:
       ------------------------------


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